UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐         Preliminary Proxy Statement

☐         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐         Definitive Proxy Statement

☒         Definitive Additional Materials

☐         Soliciting Material Pursuant to §240.14a-12

ENTERPRISE DIVERSIFIED, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒         No fee required.

☐         Fee paid previously with preliminary materials.

☐         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On April 18, 2022, Enterprise Diversified, Inc., (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2022 Annual Meeting of Stockholders with the Securities and Exchange Commission (the “SEC”). The Proxy Statement was filed in connection with the Company’s 2022 Annual Meeting of Stockholders to be held on May 25, 2022 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card (the “Proxy Statement Supplement”) is being filed to add a new Proposal Four that is soliciting a non-binding advisory vote from Company stockholders on the compensation of the Company’s named executive officers (“Proposal Four”). This Proposal Four was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this omission. Other than the addition of Proposal Four to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds Proposal Four, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement Supplement supplements and amends the Proxy Statement for the Company’s 2022 Annual Meeting to (i) add a new Proposal Four to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the compensation of the Company’s named executive officers; and (ii) update the Notice of the Annual Meeting, to add the new Proposal Four (the “Amended Notice”). This Proxy Statement Supplement, along with the accompanying Amended Notice, contains additional information about the Annual Meeting. The Annual Meeting will be held virtually at 11:00 a.m. local time, on Wednesday, May 25, 2022.

This Proxy Statement Supplement relates to the solicitation of proxies by our Board of Directors (“Board” or “Board of Directors”) for use at the Annual Meeting. This Proxy Statement Supplement is being furnished to our stockholders of record as of the close of business on March 28, 2022, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, pursuant to the accompanying Amended Notice. This Proxy Statement Supplement does not provide all of the information that is important to your decisions at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders.

We also have amended the Proxy Card to include Proposal Four. Stockholders of record may vote on all four proposals by submitting the new Proxy Card or by using the voting options set forth in the Proxy Statement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Proxy Statement Supplement relates to Proposal Four that will be presented to stockholders at the Annual Meeting. Information regarding Proposals One, Two and Three that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement, which is concurrently being made available to you or mailed to you, if you requested a hard copy. We urge you to read this Proxy Statement Supplement carefully and, in its entirety, together with the Proxy Statement.

Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and the Proxy Statement Supplement and vote over the Internet, by telephone or by requesting and submitting your Proxy Card as soon as possible, so that your shares may be represented at the Annual Meeting. For specific instructions on how to vote your shares, please refer to the section titled “Questions and Answers” beginning on page 1 of the Proxy Statement and the instructions on the Notice of Internet Availability.

Votes Needed for Approval; Effect of Abstentions and Broker Non-Votes.

Proposal		Vote Required	How May You Vote	Abstentions and Broker Non-Votes
4.	An advisory vote to approve the compensation of our named executive officers;	The affirmative vote of a majority of the votes cast at the Annual Meeting	“FOR” Or “AGANST”	No effect on the vote outcome for Proposal Four

(1) As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee will take into account the outcome of this vote when making future decisions regarding executive compensation.

PROPOSAL FOUR

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that our stockholders have the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules contained in Item 402 of the SEC’s Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables. Accordingly, we are seeking input from our stockholders with this advisory vote on the compensation of our named executive officer. The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officer as disclosed in the Executive Compensation section of this Proxy Statement. We are providing this vote as required pursuant to Section 14A of the Securities Exchange Act of 1934.

As an advisory vote, this proposal is not binding on Enterprise Diversified or the Board, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to the named executive officer. However, the Board intends to carefully review the results of all stockholder votes and take them into consideration when making future decisions regarding executive compensation.

Alea Kleinhammer, is set to earn a base salary of $126,000, in addition to up to a $30,000 bonus to be given at the discretion of the Board of Directors, beginning on January 1, 2022, for her role as our Chief Financial Officer.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE EXECUTIVE COMPENSATION SECTION OF THIS PROXY STATEMENT. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” THE NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST, BY THE HOLDERS OF COMMON STOCK PRESENT IN PERSON OR BY PROXY, ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED TO SUPPORT THE PROPOSAL.

ENTERPRISE DIVERSIFIED, INC.

1806 Summit Avenue, Ste 300

Richmond, VA 23230

(434) 336-7737

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 25, 2022

The Annual Meeting of Stockholders (the “Annual Meeting”) of Enterprise Diversified, Inc., a Nevada corporation (the “Company”) will be held virtually on Wednesday, May 25, 2022 at 11:00 a.m., Eastern Time. At the meeting, stockholders will consider and act on the following items:

1.         To elect five members of the board of directors of the Company, each to serve until our next Annual Meeting or until their respective successors are duly elected and qualified;

2.         To ratify the appointment of Brown, Edwards & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2022;

3.         To transact such other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting; and

4.         An advisory vote to approve the compensation of our named executive officers.

Only those stockholders of record as of the close of business on March 28, 2022, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. We previously mailed a notice to our stockholders as of the Record Date providing instructions on how to access our proxy materials on the Internet in reliance on Securities and Exchange Commission rules that allow us to furnish our proxy materials on the Internet.

The Proxy Statement Supplement accompanying this Updated Notice of Annual Meeting of Stockholders contains additional information related to the new Proposal Four to be considered by stockholders at the Annual Meeting along with Proposals One, Two and Three. However, the proxy statement supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the proxy statement supplement in its entirety together with the proxy statement and other proxy materials.

YOUR VOTE IS IMPORTANT!

Instructions on how to vote your shares are contained in the Proxy Statement and your proxy card. You may obtain, free of charge, a paper copy of our Annual Report on Form 10-K, including financial statements and exhibits, by writing to our Chief Financial Officer, Alea Kleinhammer, at 1806 Summit Avenue, Ste 300, Richmond, VA 23230, or by email at investorrelations@endi-inc.com. As of the date of the Updated Notice of Annual Meeting of Stockholders and the Proxy Statement Supplement, such materials are also available online at www.enterprisediverisifed.com.

The meeting can be accessed by visiting www.colonialstock.com/SYTE2022, where you will be able to listen to the meeting live, submit questions, and vote online. Submitting your proxy does not affect your right to vote live at the Annual Meeting if you decide to virtually attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice to our Secretary, Jessica L. Greer, at the Company’s address above, (ii) submitting a later-dated proxy card, (iii) voting again via the Internet as described on your proxy card, or (iv) virtually attending the Annual Meeting and voting live. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Secretary at or before the Annual Meeting.

When you submit your proxy, you authorize Jessica L. Greer or Alea Kleinhammer to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.

April 27, 2022

By Order of the Board of Directors,

/s/ Jessica L. Greer

Jessica L. Greer

Secretary

ENTERPRISE DIVERSIFIED INC

1806 SUMMIT AVE, STE 300

RICHMOND VA 23230

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on Wednesday, May 25, 2022

Control #: XXXXXXXXXX

NAME

ADDRESS1

ADDRESS2

COUNTRY

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, ENTERPRISE DIVERSIFIED INC has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The Board of Directors recommend a vote FOR the Election of Directors and FOR proposals 2, 3 and 4.

1. ELECTION OF DIRECTORS

1. Steven L. Kiel	2. Thomas Braziel	3. Jeremy K. Deal
4. Alea A. Kleinhammer	5. Keith D. Smith

2. To ratify the appointment of Brown, Edwards & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2022.

3. To transact such other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting; and

4. An advisory vote to approve the compensation of our named executive officers

_________________________________________________________________________________________________________________________________________________

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

HOW TO ACCESS THE PROXY MATERIALS The proxy statement and annual report to security holders are available online at: www.colonialstock.com/SYTE2022
HOW TO VOTE BY INTERNET BY PHONE BY MAIL IN PERSON

www.colonialstock.com/SYTE2022

On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

877-285-8605

Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

Vote in person at the meeting.

MEETING INFORMATION		TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:
If you want to receive a paper or e-mail copy of these documents, you must
Meeting Type:	Annual Meeting	request one. There is no charge to you for requesting a copy. To facilitate timely
Meeting Date:	May 25, 2022	delivery, please make your request for a copy as instructed below on or before:
11:00 AM EST		May 15, 2022
Meeting Location:	TO BE HELD VIRTUALLY AT www.colonialstock.com/SYTE2022	1. By Phone: 2. By Internet:	(877) 285-8605 www.colonialstock.com/SYTE2022
		3. By Email:	annualmeeting@colonialstock.com
If requesting materials by email, please include the control number listed above with your request.

Enterprise Diversified, Inc. 1806 Summit Ave. Ste. 300 Richmond, VA 23230 Voting Instructions VOTE BY INTERNET – Before the Meeting – go to [www.colonialstock.com/SYTE2022] You can view the Enterprise Diversified, Inc. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 5:00 P.M. EST on May 24, 2022. You will need the control number at the left in order to do so. Follow the instructions on the secure website to complete your vote. During the Meeting – go to www.colonialstock.com/SYTE2022 You may attend the meeting via the Internet and vote during the meeting. Have your notice, proxy card and control number information available and follow the instructions on the site. VOTE BY PHONE – 877-285-8605 You may vote by phone until 5:00 P.M. EST on May 24, 2022. Please have your notice and proxy card in hand when you call. VOTE BY MAIL If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot in the postage-paid envelope provided. Votes by mail must be received by May 24, 2022. <Shareholder Name> <Shareholder Address1> <Shareholder Address2> <Shareholder Address3> Control #: 0000 0000 0000 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED. The undersigned hereby appoints, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.125 par value per share ("Shares") of Enterprise Diversified, Inc. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD VIRTUALLY AT www.colonialstock.com/SYTE2022 ON MAY 25, 2022, AT 11:00 A.M., EST, and directs that the Shares represented by this Proxy shall be voted as indicated below:

For All Withhold For All To withhold authority to vote for any individual nominee(s), mark “For All Except” All All Except and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 1. Steven L. Kiel 2. Thomas Braziel 3. Jeremy K. Deal 4. Alea A. Kleinhammer 5. Keith D. Smith 2.To ratify the appointment of Brown, Edwards & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2022. 3. To transact such other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting; and 4. An advisory vote to approve the compensation of our named executive officers For Against Abstain In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposal 2. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR Proposals 1 and 2. Please indicate if you plan to attend this meeting virtually. Yes No Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing. Signature Date Signature (Joint Owners) Date